UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2014

HAVE GUN WILL TRAVEL ENTERAINMENT, INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-1598924	46-4333787
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5850 Canoga Avenue, 4th Floor, Woodland Hills, CA 91367-6554
(Address of principal executive offices)

818-835-2822

 (Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 30, 2014, CPA Services Com Corp. (“CPA”) informed Have Gun Will Travel Entertainment, Inc., (the “Company”) that it is resigning as independent accountants to the Company based on its resignation of its PCAOB registration. No report by CPA in the financial statements of the Company contain an adverse opinion or disclaimer of opinion or was qualified or modified. The resignation of CPA was accepted by the Company’s Board of Directors on October 30, 2014. There had been no disagreements with CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Also on October 30, 2014, the Company engaged Sadler, Gibb & Associates LLC as its new independent accountant to provide auditing services going forward.

Item 8.01 Other Events.

On November 3, 2014, the Company was granted the trading symbol “HGTW” by the Financial Industry Regulatory Authority.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter regarding change in certifying accountant.

2

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Have Gun Will Travel Entertainment, Inc.

Date: November 4, 2014	By	/s/ Tommie Ray
Name: Tommie Ray
Title: President